Supplement to the
Fidelity® Variable Insurance Products:
Mid Cap Portfolio
Investor Class
April 29, 2024
Summary Prospectus

The following information supplements information found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
Maurice Fitzmaurice (Co-Portfolio Manager) has managed the fund since 2024.
It is expected that Mr. Sherwood will transition off the fund on or about December 31, 2024.
VIPMID-INV-SUSTK-0824-101 1.9911391.101	August 14, 2024
Supplement to the
Fidelity® Variable Insurance Products:
Mid Cap Portfolio
Initial Class, Service Class, and Service Class 2
April 29, 2024
Summary Prospectus

The following information supplements information found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
Maurice Fitzmaurice (Co-Portfolio Manager) has managed the fund since 2024.
It is expected that Mr. Sherwood will transition off the fund on or about December 31, 2024.
VMC-SUSTK-0824-101 1.9911393.101	August 14, 2024